ADVANCED SERIES TRUST

AST QMA International Core Equity Portfolio

Supplement dated July 16, 2020 to the
Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus, Prospectus (the Prospectus) and Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST QMA International Core Equity portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Trust’s Summary Prospectus, Prospectus or SAI, as applicable.

John Van Belle, PhD has announced his intention to retire from QMA LLC (QMA) on or about December 31, 2020. As such, Mr. Van Belle will no longer serve as a portfolio manager for the Portfolio effective on or about December 31, 2020 and as of that date all references and information pertaining to Mr. Van Belle in the Portfolio’s Summary Prospectus, Prospectus and SAI are deleted. George N. Patterson, PhD, CFA, CFP, Wen Jin, PhD, CFA, and Vlad Shutoy of QMA will continue to serve as portfolio managers for the Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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